UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

REGIS CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	0-11230	41-0749934

(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard Minneapolis, MN 55439

(Address of principal executive offices and zip code)

(952) 947-7000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed from last report.)

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Regis Corporation
Current Report on Form 8-K

ITEM 6. RESIGNATIONS OF REGISTRANT’S DIRECTORS:

     On May 6, 2004, Regis Corporation (the Company) issued a news release announcing that Myron Kunin resigned as Chairman of the Board of Directors and was elected Vice Chairman of the Board of Directors, a newly created position. Concurrent with the Company’s acceptance of Mr. Kunin’s resignation, the Company’s Board of Directors elected President and Chief Executive Officer, Paul D. Finkelstein, as Chairman.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

EXHIBIT
NUMBER
99	Regis Corporation News Release dated May 6, 2004

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SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION
Dated: May 6, 2004	By:	/s/ Eric Bakken
		Name:	Eric Bakken, Title: Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER
99	Regis Corporation News Release dated May 6, 2004

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